UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 6, 2007


                                Greatbatch, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-16137                    16-1531026
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                 9645 Wehrle Drive
                Clarence, New York                                   14031
    (Address of principal executive offices)                       (Zip Code)

                                 (716) 759-6901
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

THIS REPORT AMENDS THE REGISTRANT'S REPORT ON FORM 8-K ORIGINALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 2007.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On June 8, 2007, Greatbatch, Inc. ("Greatbatch") filed a Current Report on Form 8-K (the "Original Form 8-K") to report that on June 6, 2007, as a result of a tender offer and pursuant to an Agreement and Plan of Merger, dated as of April 28, 2007, by and among Enpath Medical, Inc. ("Enpath"), Greatbatch Ltd. ("Parent"), an indirect wholly-owned subsidiary of Greatbatch, and Chestnut Acquisition Corporation ("Purchaser"), a wholly-owned subsidiary of Parent, Purchaser acquired approximately 90.1% of the outstanding common stock of Enpath.

     Following the closing of the Enpath acquisition on June 15, 2007, and subsequent to the filing of the Original Form 8-K, Greatbatch determined that Enpath did not meet any of the conditions of a "significant subsidiary" as set forth in Rule 1-02(w) of Regulation S-X that would require the filing of certain financial statements and pro forma financial information with respect to Enpath.


Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of a business acquired.

     As set forth in Item 2.01 above, since the filing of the Original Form 8-K, Greatbatch has determined that Enpath does not meet any of the conditions of a "significant subsidiary" for purposes of Rule 3-05(b)(2) of Regulation S-X. Accordingly, the filing of audited financial statements of Enpath is not required by this item.

(b)  Pro forma financial information.

     As set forth in Item 2.01 above, since the filing of the Original Form 8-K, Greatbatch has determined that Enpath does not meet any of the conditions of a "significant subsidiary" for purposes of Rule 11-01(b)(1) of Regulation S-X. Accordingly, the filing of unaudited pro forma financial information reflecting the Enpath acquisition is not required by this item.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   GREATBATCH, INC.
Dated: August 7, 2007
                                                   By: /s/ Thomas J. Mazza
                                                       -------------------------
                                                       Thomas J. Mazza
                                                       Senior Vice President and
                                                       Chief Financial Officer